Exhibit 10.1

FIRST AMENDMENT FORBEARANCE AGREEMENT

THIS FIRST AMENDMENT TO THE FORBEARANCE AGREEMENT (this “Amendment”), dated as of December 23, 2005, is entered into among CURATIVE HEALTH SERVICES, INC., a Minnesota corporation formerly known as Curative Holding Co. (“Holdings”), EBIOCARE.COM, INC., a Delaware corporation (“eBioCare”), HEMOPHILIA ACCESS, INC., a Tennessee corporation (“Hemophilia Access”), APEX THERAPEUTIC CARE, INC., a California corporation (“Apex”), CHS SERVICES, INC., a Delaware corporation (“CHS”), CURATIVE HEALTH SERVICES OF NEW YORK, INC., a New York corporation (“CHSNY”), OPTIMAL CARE PLUS, INC., a Delaware corporation (“Optimal Care”),  INFINITY INFUSION, LLC, a Delaware limited liability company (“Infinity”), INFINITY INFUSION II, LLC, a Delaware limited liability company (“Infinity II”), INFINITY INFUSION CARE, LTD., a Texas limited partnership (“Infinity Infusion”), MEDCARE, INC., a Delaware corporation (“Medcare”), CURATIVE PHARMACY SERVICES, INC., a Delaware corporation (“CPS”), CURATIVE HEALTH SERVICES CO., a Minnesota corporation formerly known as Curative Health Services, Inc. (“CHSC”), CRITICAL CARE SYSTEMS, INC., a Delaware corporation (“CCS”) (Holdings, eBioCare, Hemophilia Access, Apex, CHS, CHSNY, Optimal Care, Infinity, Infinity II, Infinity Infusion, Medcare, CPS, CHSC and CCS are sometimes collectively referred to herein as the “Borrowers”nd individually as a “Borrower”), CURATIVE HEALTH SERVICES III CO. (“Guarantor”) Minnesota corporation, and GENERAL ELECTRIC CAPITAL CORPORATION, a Delaware corporation (“GE Capital”), as Agent and Lender.

RECITALS:

A. Pursuant to that certain Forbearance Agreement dated December 1, 2005 by and between Borrowers and GE Capital (the “Forbearance Agreement”), GE Capital agreed to forbear on certain of its rights and obligations under an Amended and Restated Credit Agreement, dated April 23, 2004, as amended by (i) that certain First Amendment to Amended and Restated Credit Agreement and Collateral Documents dated as of May 3, 2004, (ii) that certain Second Amendment to Amended and Restated Credit Agreement dated as of June 30, 2004, (iii) that certain Third Amendment to Amended and Restated Credit Agreement dated as of October 20, 2004 and (iv) that certain Fourth Amendment to Amended and Restated Credit Agreement dated as of December 31, 2004 (as so amended, the “Credit Agreement”);

B. The parties hereto have agreed to amend certain terms of the Forbearance Agreement upon the terms and conditions and other requirements set forth herein.

NOW, THEREFORE, in consideration of the foregoing, the terms and conditions set forth in this Amendment, and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, GE Capital, the Borrowers and Guarantor agree as follows:

1.  Definitions:  Unless otherwise defined herein, all capitalized terms herein shall have the meanings assigned to such terms in the Forbearance Agreement.

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2.  Confirmation of Representation and Warranties:  The Borrowers and Guarantor hereby confirm that all of the representations and warranties set forth in the Forbearance Agreement are true and correct with respect to such Borrower.

3.  Enforceability: This Amendment constitutes the legal, valid and binding obligation of the Borrowers and Guarantor, and is enforceable against Borrowers and Guarantor according to its terms.

4.  Effective Date: This Amendment shall be effective upon (a) execution and delivery to GE Capital of this Amendment by Borrowers and Guarantor, and (b) review and approval by GE Capital of an updated Borrowing Base certificate (in the form as approved by GE Capital in its sole discretion), and (c) payment of the Extension Fee (hereafter defined).

5.  Costs: Borrowers shall be responsible for the payment on demand all reasonable out-of-pocket costs and expenses of GE Capital heretofore or hereafter incurred, which are related to or in connection with this Amendment and any documents, agreements or instruments executed in connection herewith or therewith including, without limitation, the reasonable fees and expenses of the consultants, attorneys or other professionals retained by GE Capital (the “Documentation Fees”).  In addition, the Borrowers shall pay to GE Capital an extension fee in an amount equal to $75,000 (the “Extension Fee”).  Nothing in this Agreement shall be intended or construed to hold the Agent or the Lenders liable or responsible for any expense, liability or obligation of any kind or nature whatsoever incurred by the Borrowers or any Guarantor (including, without limitation, attorneys’ fees and expenses, other professionals’ fees and expenses, any crisis manager’s fees and expenses, wages, salaries, payroll taxes, withholdings, benefits or other amounts payable by or on behalf of the Borrowers or any Guarantor).  Additionally, GE Capital may reserve from the amounts otherwise available to the Borrowers as a Revolving Credit Advance such amounts necessary to pay the Documentation Fees and Extension Fee.

6.  Amendments to the Forbearance Agreement: Effective as of the date of this Amendment, the following provisions of the Forbearance Agreement are amended:

(a)           The date April 28, 2006 in Section 1(b) of the Forbearance Agreement is extended to June 10, 2006;

(b)           GE Capital acknowledges that the Borrowers have complied with their obligations under Section 7(c)(i), (ii) and (iii) of the Forbearance Agreement;

(c)           Sections 7(c) (iv-vi) are deleted and replaced with the following.

(iv)  Distribute solicitations to the plan and disclosure statement on or before January 31, 2006;
(v) File Chapter 11 on or before March 15, 2006; and
(vi) Confirm a Chapter 11 case on or before June 1, 2006.

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7.  Reference to the Effect on the Forbearance Agreement:

(a) Upon the effectiveness of this Amendment, each reference in the Forbearance Agreement to “this Agreement,” “ hereunder, “ “hereof,” “herein” or words of similar import shall mean and be a reference to the Forbearance Agreement as amended by this Amendment.

(b). Except as specifically amended above, the Forbearance Agreement, and all other documents related to the Credit Agreement, shall remain in full force and effect, and are hereby ratified and confirmed.

(c)  The execution, delivery and effectiveness of this Amendment shall not, except as expressly provided in this Amendment, operate as a waiver of any right, power or remedy of GE Capital, nor constitute a waiver of any provision of the Forbearance Agreement, or any other documents, instruments and agreements executed or delivered in connection with the Credit Agreement and/or the Forbearance Agreement.  GE Capital reserves all of its rights under the Credit Agreement and the Forbearance Agreement.

8.  Governing Law:    This Amendment shall be governed by and construed in accordance with the laws of the State of New York.

9.  Headings: Section headings in this Amendment are included for convenience purposes only and shall not constitute a part of this Amendment for any other purpose.

10.  Counterparts: This Amendment may be executed in counterparts, and both counterparts taken together shall be deemed to constitute on and the same instrument. This Amendment may be executed by facsimile.

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be acknowledged, executed and delivered by their duly authorized officers as of the date first above written.

LENDER AND AGENT:

GENERAL ELECTRIC CAPITAL CORPORATION

By:
Name:
Title: Its Duly Authorized Signatory

[BORROWERS’ SIGNATURES CONTINUE ON NEXT PAGE]

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BORROWERS:

CURATIVE HEALTH SERVICES, INC., a Minnesota corporation formerly known as Curative Holding Co.

By:
Name:
Title:
Date:

EBIOCARE.COM, INC.

By:
Name:
Title:
Date:

HEMOPHILIA ACCESS, INC.

By:
Name:
Title:
Date:

APEX THERAPEUTIC CARE, INC.

By:
Name:
Title:
Date:

CHS SERVICES, INC.

By:
Name:
Title:
Date:

CURATIVE HEALTH SERVICES OF NEW YORK, INC.

By:
Name:
Title:
Date:

OPTIMAL CARE PLUS, INC.

By:
Name:
Title:
Date:

INFINITY INFUSION, LLC

By: Curative Health Services Co., its Sole Member

By:
Name:
Title:
Date:

INFINITY INFUSION II, LLC

By: Curative Health Services Co., its Sole Member

By:
Name:
Title:
Date:

INFINITY INFUSION CARE, LTD.

By: Infinity Infusion II, LLC, its Sole General Partner

By: Curative Health Services Co., the Sole Member of Infinity Infusion II, LLC

By:
Name:
Title:
Date:

MEDCARE, INC.

By:
Name:
Title:
Date:

CURATIVE PHARMACY SERVICES, INC.

By:
Name:
Title:
Date:

CURATIVE HEALTH SERVICES CO., a Minnesota corporation formerly known as Curative Health Services, Inc.

By:
Name:
Title:
Date:

CRITICAL CARE SYSTEMS, INC.

By:
Name:
Title:
Date:

GUARANTOR:

CURATIVE HEALTH SERVICES III CO.

By:
Name:
Title:
Date: